Delaware Funds® by Macquarie

Supplement to the current Statutory Prospectus (the “Prospectus”)
and Statement of Additional Information (the “SAI”) for each Delaware Fund
(each, a “Fund” and together, the “Funds”)

On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.
1.	Effective immediately, the following replaces the information under the second bullet in the section entitled “About your account – Buying Class A shares at net asset value” in each Fund’s Prospectus:

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company (IICO), Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

2.	The following replaces the information in the section entitled “About your account – Investor Services – Exchange of shares” in each Fund’s Prospectus:

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. See “Limitations of Exchanges” section for more information. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this prospectus.

3.	The following is added as a new section under “How to buy shares” in each Fund’s Prospectus:

Limitations on exchanges

Shareholders of Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) may not be able to exchange their shares for shares of non-Transaction Funds at the present time, and vice versa.

4.	Effective July 1, 2021, the following replaces the sentence under “About your account – How to reduce your sales charge – Reinvestment of redeemed shares” in each Fund’s Prospectus:

Effective July 1, 2021, up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge.  For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

5.	Effective July 1, 2021, the following replaces the first bullet point under “About your account – Buying Class A shares at net asset value” in each Fund’s Prospectus:
•	Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

6.	The following replaces the first sentence of the first paragraph of the section entitled “Investment Plans – Reinvestment of Dividends in other Delaware Funds” in each Fund’s SAI:

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. However, if you received shares as the result of a transaction involving a predecessor fund, you may not be able to reinvest your dividends at the current time.

7.	The following replaces the first sentence of the section entitled “Investment Plans – Investing by Exchange” in each Fund’s SAI:

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you received shares as the result of a transaction involving a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. See “Redemption and Exchange—Limitations on Exchange”.

8.	The following replaces the first two paragraphs of the section entitled “Investment Plans – Systematic Exchange Option” in each Fund’s SAI:

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds, subject to certain limitations. See “Redemption and Exchange—Limitations on Exchange”. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a transaction involving a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

9.	The following is added as a new section under “Redemption and Exchange” in each Fund’s SAI:

Limitations on Exchanges

If you received shares of a Transaction Fund, you may not be able to exchange shares of your Fund into other non-Transaction Funds at the current time.

10.	Effective July 1, 2021, the Rights of Accumulation policy is changed to the following:

Effective July 1, 2021, upon your request, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding Transaction Funds and any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase.  You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in this prospectus. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time.  This feature may be available at a later time.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2021.